Exhibit 32.2

Certification Pursuant to

18 U.S.C. §1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of IFTH Acquisition Corp. (the “Company”) on Form 10-Q for the three months ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Robert Patterson, Vice President, Chief Financial Officer, Treasurer, Secretary and Director of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. Robert Patterson
J. Robert Patterson, Vice President, Chief Financial Officer, Treasurer, Secretary and Director

Date: February 14, 2008